Borrowings - Short-Term Borrowings (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Equity Method Investments And Cost Method Investments [Abstract]
Balance at year-end	$ 46,627	$ 48,671
Average balance outstanding	51,855	45,330
Maximum month-end balance	$ 63,717	$ 48,671
Weighted-average rate at year-end	0.14%	0.15%
Weighted-average rate during the year	0.15%	0.15%